Rule 482ad

Highland Income Fund

Issuer:	Highland Income Fund

Securities:	Perpetual

Security Type:	Fixed-Rate Cumulative Preferred Shares

Title:	Series A Cumulative Preferred Shares

Liquidation Preference:	$25.00 per share

Anticipated Rating:	A1 from Moody’s Investors Service, Inc. (No assurances can be given that the anticipated rating will be obtained from Moody’s Investors Service, Inc.)

Underwriters:	Morgan Stanley & Co. LLC, as representative of the underwriters named in the Prospectus Supplement of Highland Income Fund

The information herein and in the prospectus supplement is not complete and is subject to change. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. Investors should consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus supplement and related base prospectus contain this and additional information about Highland Income Fund and the Series A Cumulative Preferred Shares, and should be read carefully before investing. A copy of the prospectus supplement and related base prospectus is available on EDGAR, or from your financial adviser.

An investment in the Series A Cumulative Preferred Shares involves risks. Therefore, before investing in the Series A Cumulative Preferred Shares you should consider the risks associated with such an investment carefully. See “Special Characteristics and Risks of the Series A Preferred Shares” in the prospectus supplement and “Principal Risks of the Trust” in the related base prospectus.